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                                                                    EXHIBIT 23.7

                      CONSENT OF RYDER SCOTT COMPANY, L.P.


We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-3 to our firm name and to our appraisal reports relating to domestic and international reserves for Devon Energy Corporation as of December 31, 2002, 2001 and 2000, incorporated herein by reference.

                                            /s/ RYDER SCOTT COMPANY, L.P.

                                            RYDER SCOTT COMPANY, L.P.


April 30, 2003